[LOGO]

                                       THE KOREA
                                       FUND, INC.

                                       Semiannual Report
                                       December 31, 1999

                                       A closed-end investment company
                                       seeking long-term appreciation of capital through investment in Korean securities.

[LOGO] The Korea Fund, Inc.
--------------------------------------------------------------------------------
Investment objective and policies

o    long-term capital appreciation through investment in Korean securities

Investment characteristics

o    investments in a broad spectrum of Korean industries

o    closed-end investment company

o first United States investment company authorized to invest in Korean securities

o a vehicle for international diversification through participation in the Korean economy

General Information
--------------------------------------------------------------------------------

Executive Offices

The Korea Fund, Inc.
345 Park Avenue
New York, NY 10154

For Fund Information: 1-800-349-4281

Transfer Agent, Registrar and Dividend
Reinvestment Plan Agent

For Account Information: 1-800-426-5523

  EquiServe
  P.O. Box 8200
  Boston, MA 02266-8200

Custodian

  Brown Brothers Harriman & Co.
     Subcustodian -- Citibank, N.A. - Seoul office

Legal Counsel

  Debevoise & Plimpton

Independent Accountants

  PricewaterhouseCoopers LLP

New York Stock Exchange Symbol -- KF

Contents
--------------------------------------------------------------------------------

In Brief ........................................................            3

Letter to Stockholders ..........................................            3

Other Information ...............................................            6

Investment Summary ..............................................            8

Portfolio Summary ...............................................            9

Investment Performance ..........................................           10

Investment Portfolio ............................................           12

Financial Statements ............................................           20

Financial Highlights ............................................           23

Notes to Financial Statements ...................................           24

Report of Independent Accountants ...............................           28

Dividend Reinvestment and
   Cash Purchase Plan ...........................................           29

Stockholder Meeting Results .....................................           31

Officers and Directors ..........................................           32

[LOGO] The Korea Fund, Inc.
In Brief
--------------------------------------------------------------------------------

o Corporate restructuring, economic recovery, and the strong performance of technology shares across all of the world's markets helped fuel a rally in Korean equities during the latter half of 1999.

o The fund, which emphasizes large-cap stocks and holds an overweight position in the technology sector, was well-positioned for the market environment of the last six months.

Letter to Stockholders
--------------------------------------------------------------------------------

Dear Stockholders:

   Korea's stock market surged in the second half of 1999 behind the impressive performance of the country's economy and the wealth of important changes taking place at the corporate level. While a variety of risks remain in place, it is becoming increasingly apparent that the embrace of the Western business model by Korean corporations is translating into stronger earnings growth and a healthier economic environment. Against this backdrop, the fund's shares trading on the New York Stock Exchange rose 14.29% to $17.00 over the six-month period ended December 31, 1999. The fund's net asset value rose 30.53% to $23.13 over the same period, beating the fund's unmanaged benchmark, the KOSPI Index. Korea Fund's discount to NAV was 26.50% as of December 31.

Dramatic Changes Boost Market Sentiment

   Korea's economic recovery continues to unfold at a rapid pace. In the first half of the year, real gross domestic product rose 7.3% year-over-year, forcing an upward revision of full-year growth expectations for 1999 to 8%. Growth leadership has passed from exports to private consumption as a result of household sentiment having been boosted by higher wages and the wealth effect of a strong equity market. Despite the strength of the economy, inflation has remained under control and the interest rate environment has been favorable.

   Korea's economy is rapidly making the transition away from the old, chaebol-dominated system of the past. The country is emerging as a world leader in the adoption and production of key elements of the "new economy," such as mobile communications and the Internet. The market for service providers in the technology area is exploding, and that process is motivating innovation and the development of new technologies. These trends are sparking a significant increase in the level of flexibility in the labor markets. While in the past Korean companies generally offered lifetime employment, workers are now demonstrating a willingness to leave their jobs for new opportunities. One company that we visited reported that it is currently losing 400-500 people per month, compared to the same number over the course of the average year during the early `90s. Many of these people are setting up their own companies to take advantage of the huge market for technology, a process that is creating a dynamic, entrepreneurial business culture. These changes are being reflected in the stock price performance of Internet-related companies, many of which rose 20-40 times in 1999. For Korea, this represents a stunning move away from the practices that helped precipitate the financial crisis of 1997-98.

   Equally as important, corporate restructuring is continuing at a furious pace. The extent to which the process is accelerating was evidenced by the government's reaction to Daewoo's announcement of a massive debt restructuring in September. While in the past the tight relationship between Korea's

[LOGO] The Korea Fund, Inc.
Letter to Stockholders
--------------------------------------------------------------------------------

government and the chaebols would likely have resulted in a bailout of a troubled company such as Daewoo, this time no such help was forthcoming. Although the news sent Korea's financial markets into a brief tailspin, we believe the event signaled a watershed development with respect to the government's role in business. The fact that the company was forced to fend for itself demonstrates that the government is serious about reform, and is willing to let market forces dictate the fate of the chaebols even if doing so results in short-term dislocations.

   Another important change that we have discussed in the past was the growth of the "equity culture" in Korea. Over the second half of the year, the phenomenal gains in Internet and communications stocks sparked increased participation among small investors, which mirrored developments in the United States. By the end of the year, Korea ranked first in the world in terms of the percentage of overall stock market volume that was accounted for by stocks traded over the Internet. We believe that the growing participation of the small investor will add further fuel to the reforms that are taking place on the corporate level.

Fund Strategy

   The fund was well-positioned to benefit from the investment environment of the last six months. We have written in the past about our emphasis on large-cap stocks, the group that has best fit our investment requirements. Most notably, large caps have offered a wealth of opportunities to invest in well-managed companies with strong balance sheets, lower-than-average debt ratios, and promising growth prospects. As a result, we benefited from the highly bifurcated Korean stock market, where a small group of high-profile large caps -- particularly those in the technology sector -- soared while almost 70% of the stocks in the broader market lost value. At the same time, many traditional sectors -- such as financials -- underperformed. In this sense, the Korean stock market is becoming increasingly correlated with the U.S. market. This trend worked to our advantage since the fund is focused on large caps and is overweight in the technology sector. With many quality companies down by as much as 60% in 1999, it has also afforded us the opportunity to search for value in beaten down areas of the market.

   Two top holdings that performed well for us over the second half of last year are names that we have mentioned frequently in the past -- SK Telecom (up 834% in 1999) and Samsung Electronics (up 244%). SK Telecom is the number one provider of phone service in Korea, and its recently announced merger with Shinsegi Telecom should bolster this position. The company possesses tremendous economies of scale and is well positioned to profit from new, high-growth areas such as wireless Internet and wireless communications. SK Telecom has also developed a new generation of communications products that includes the INT 2000, a handset that can be used anywhere in the world. We believe that the combination of expanding revenue and declining costs makes the outlook for SK Telecom extremely positive despite the stock's strong gain over the past year.

   Samsung Electronics is another company that has benefited from the global rally in tech stocks. Samsung has not only received a boost from the rebound in the semiconductor cycle, but it also developed several leading edge technologies that have given it a significant advantage over its competitors. Its exposure to the telecom area has also provided a significant boost to earnings. Samsung has a strong product management team and is well positioned within the sector due to its diversified product mix. Even though the stock has come a

[LOGO] The Korea Fund, Inc.
Letter to Stockholders
--------------------------------------------------------------------------------

long way in recent months, we believe that its valuation remains attractive in relation to its long-term prospects.

Outlook

   Although we are optimistic on the outlook for Korea's stock market, we caution investors to be prepared for a high level of volatility in the months ahead. We have already witnessed an increase in the daily fluctuations of Korea's market due to its increased correlation with the global technology sector in general and the Nasdaq average in particular. While this trend could be exacerbated in the coming months, particularly if the U.S. market were to correct, we believe that such an event would represent a buying opportunity due to the wealth of positive changes that are taking place in Korea. The increasing flexibility of the labor market, the growth of the Internet, and the growing focus on profitability among the largest corporations all bode well for both corporate earnings and the prospects for Korea's economy. While there are likely to be bumps on the road as the country moves away from the "old" economic modes, we believe that the fundamental backdrop for further gains in the Korean stock market remains in place.

Sincerely,

/S/Nicholas Bratt               /S/Juris Padegs

Nicholas Bratt                  Juris Padegs
President                       Chairman of the Board
                                and Director

[LOGO] The Korea Fund, Inc.
Other Information
--------------------------------------------------------------------------------

Investment Manager

   The investment manager of The Korea Fund, Inc. is Scudder Kemper Investments Inc. (the "Manager"), one of the most experienced investment management firms in the world. Established in 1919, the firm manages investments for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. The Manager has offices throughout the United States and has subsidiaries in the United Kingdom, Switzerland, Hong Kong, and Japan.

   The Manager has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was originally incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. The Manager's clients that invest primarily in foreign securities include thirty open-end investment companies as well as portfolios for institutional investors.

   The Manager also manages the assets of other closed-end investment companies which invest primarily in foreign securities, including: The Argentina Fund, Inc., The Brazil Fund, Inc., Scudder Global High Income Fund, Inc., and Scudder New Asia Fund, Inc.

Korean Adviser

   Daewoo Capital Management Co., Ltd., registered under the U.S. Investment Advisers Act of 1940, acts as Korean adviser to Scudder Kemper Investments, Inc., the fund's investment manager. Daewoo Capital Management Co., Ltd. is a subsidiary of Daewoo Securities Co., Ltd., the largest Korean securities firm, and an affiliate of Daewoo Research Institute.

   Daewoo Capital Management Co., Ltd. provides investment advice, research, and assistance to the Manager. The Daewoo staff makes specific investment recommendations, which are then evaluated by the Manager's research department and portfolio managers in light of their own expertise and information from other sources in making investment decisions for the fund.

A Team Approach to Investing

   The Korea Fund, Inc. is managed by a team of professionals who each play an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund. They are supported by the Manager's large staff of economists, research analysts, traders, and other investment specialists who work in the Manager's offices across the United States and abroad. The Manager believes the team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources.

   Lead Portfolio Manager John J. Lee has set fund investment strategy and overseen its daily operation since 1991, the year he joined the Manager's global equity area. Nicholas Bratt, Portfolio Manager, has been a member of the fund team since 1984 when the fund was launched and has over 27 years of experience in worldwide investing. Mr. Bratt, who has been with the Manager since 1976, is the Director of the Manager's Global Equity Group.

Dividend Reinvestment and Cash Purchase Plan

   The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 29.

Net Asset Value

   The fund's NAV is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's NAV is also published in The New York Times and
Barron's.

   As a service to overseas stockholders, the fund's NAV is listed daily in The Financial Times ("FT"). For your information, the NAV of the fund and other Scudder closed-end funds can be found in the "FT Managed Funds Service" section under the heading "Other Offshore Funds" below the Scudder Kemper Investments, Inc. banner.

[LOGO] The Korea Fund, Inc.
Investment Summary as of December 31, 1999

----------------------------------------------------------------------------------------------------
Historical
Information
                                      Total Return (%)
               -------------------------------------------------------------------------------------
                  Market Value        Net Asset Value (a)         Index (b)            Index (c)
               -------------------   --------------------   -------------------  -------------------
                           Average                Average               Average              Average
               Cumulative   Annual   Cumulative    Annual   Cumulative   Annual  Cumulative   Annual
               -------------------   --------------------   -------------------  -------------------
Current Quarter     36.00      --       52.47        --         31.31       --       22.95       --
One Year            83.78   83.78      141.19     141.19        93.04    93.04       82.78    82.78
Three Year          16.92    5.35       74.51      20.40        16.41     5.19       57.87    16.44
Five Year          -15.05   -3.21       27.34       4.95       -30.77    -7.09         .07      .01
Ten Year           -28.76   -3.33       79.61       6.03       -32.63    -3.87       13.01     1.23

------------------------------------------------------------------------------------------------------

Per Share Information and Returns (a)

     Yearly periods ended December 31

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.

-28.36   -2.05   2.71   56.77   24.84   4.26    -30.01   -66.50    115.99 141.19



1990     1991    1992   1993    1994    1995    1996      1997     1998    1999

                      1990    1991     1992   1993    1994    1995    1996    1997      1998   1999
                     --------------------------------------------------------------------------------------
Net Asset Value...   $11.10  $10.55  $10.62  $16.64  $20.65  $20.04  $13.55  $ 4.44   $ 9.59  $23.13
Income Dividends..   $  --   $  .06  $  .04  $  .01  $  --   $  .06  $  --   $  --    $   --  $   --
Capital Gains
Distributions.....   $ 2.20  $  .34  $  .20  $  --   $  .15  $  .36  $  .60  $  --    $   --  $   --
Total
Return (%)........   -28.36   -2.05    2.71   56.77   24.84    4.26  -30.01  -66.50   115.99   141.19

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(b)  Korea Stock Price Index ("KOSPI") in U.S. Dollars.
(c)  Korea Stock Price Index ("KOSPI") in local terms.
     Past results are not necessarily indicative of future performance of the Fund.

[LOGO] The Korea Fund, Inc.
Portfolio Summary as of December 31, 1999
--------------------------------------------------------------------------------

Diversification

   Common Stocks               89%
   Preferred Stocks             6%
   Convertible Bonds            3%
   Corporate Bonds              1%
   Repurchase Agreements        1%
                              ----
                              100%
                              ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------------
Sectors

Sector breakdown of the Fund's equity securities



    Communications            44%
    Technology                21%
    Financial                 11%
    Consumer Staples           5%
    Metals & Minerals          3%
    Durables                   3%
    Manufacturing              3%
    Utilities                  3%
    Energy                     1%
    Other                      6%
                             ----
                             100%
                             ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------------

Ten Largest Equity Holdings
     76% of Portfolio

 1. SK Telecom Co., Ltd.
    Telecommunication services

 2. Samsung Electronics Co., Ltd.
    Electronics manufacturer

 3. Samsung Fire & Marine Insurance
    Co. Provider of insurance
    products

 4. Samsung Electro-Mechanics Co.,
    Ltd. Manufacturer of precision
    and electronic parts

 5. Pohang Iron & Steel Co., Ltd.
    Leading steel producer

 6. Dacom Corp.
    Provider of domestic long-distance and internet services

 7. Korea Electric Power Co.
    Electricity supplier

 8. Hyundai Motor Co., Ltd.
    Manufacturer of passenger cars, trucks, special purpose vehicles and autoparts

 9. Housing & Commerical Bank
    Housing finance, general and commerical bank

10. Cheil Jedang Corp.
    Food producer

[LOGO] The Korea Fund, Inc.
Investment Performance
--------------------------------------------------------------------------------

                       KOREA FUND INVESTMENT PERFORMANCE
          History (in terms of N.Y.S.E. Value) of a $10,000 Investment in Fund Shares vs. the S&P 500 Index*

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE:

BAR CHART DATA FROM 8/84 THROUGH 12/99:

       CHANGE IN SHARE     WITH CAPITAL         WITH INCOME   S&P 500
       VALUE OF INITIAL    GAINS DISTRIBUTION   DISTRIBUTIONS TOTAL RETURN
       INVESTMENT          REINVESTED           REINVESTED    ($137,276)
       ---------------     ------------------   ------------- ------------

              10942           10942                 10942        10000
              11983           11983                 11983         9972
              11875           11875                 11875        10159
              11458           11458                 11458        11095
              12292           12292                 12292        11906
              11250           11250                 11787        11422
              14692           14692                 15393        13395
              19692           19692                 20632        15286
              27817           27817                 29440        16186
              30625           30709                 32537        15054
              28333           28411                 30103        15905
              52917           53061                 56221        19304
              58438           58597                 62087        20265
              62396           63039                 67523        21689
              45938           47628                 51016        16801
              66563           69011                 73921        17755
              58958           61127                 65476        18925
              50000           54750                 59075        18993
              65625           74621                 80516        19608
              88125          100205                108121        21000
              79063           89900                 97003        22837
             105000          123540                133542        25283
              85938          102850                111177        25801
              57188           68442                 73983        25017
              55313           66198                 71557        26571
              30625           41173                 44506        22930
              31250           44777                 48402        24976
              36563           52389                 56630        28611
              35313           50598                 54694        28520
              36250           52736                 57251        30052
              31563           46407                 50380        32576
              29688           43650                 47387        31761
              28438           41813                 45392        32345
              30625           45787                 49876        33368
              35000           52328                 57001        35054
              32188           48123                 52421        36585
              37500           56066                 61073        36763
              36250           54197                 59037        37711
              60000           89706                 97766        38587
              48125           71951                 78417        37122
              55000           82230                 89619        37277
              65313           98181                107003        39097
              56875           85541                 93227        39091
              53438           80371                 87592        42897
              49063           73790                 84754        46995
              55313           84340                 96871        50730
              55000           84082                 96850        53785
              52500           80261                 92448        56670
              52813           80738                 92999        59211
              45625           72148                 83103        60998
              37188           58805                 67735        66080
              35938           56829                 65548        67903
              36875           59657                 68716        79766
              29525           47766                 55020        85740
              16400           26532                 30561        88205
              20313           32862                 37852       100511
              15781           25531                 29408       103831
              15313           24773                 28535       119064
              23125           37412                 43093       127455
              25781           41710                 48043       119503
              37188           60163                 69299       137276
              28448           50557                 58234
              32377           68757                 79198

[LOGO]  The Korea Fund, Inc.
Investment Performance
--------------------------------------------------------------------------------

                  KOREA FUND INVESTMENT PERFORMANCE (Continued)
          History (in terms of Net Asset Value) of a $10,000 Investment in Fund Shares*

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE:

BAR CHART DATA FROM 8/84 TO 12/99:

          WITH CAPITAL          CHANGE IN NET ASSET    WITH INCOME
          GAINS DISTRIBUTIONS   VALUE OF INITIAL       DISTRIBUTIONS
          REINVESTED            INVESTMENT             REINVESTED
          -------------------   -------------------    -------------

                 10000              10000                10000
                 10072              10072                10072
                 10269              10269                10269
                 10197              10197                10197
                 10305              10305                10305
                  9624               9624                10083
                 12025              12025                12599
                 16030              16030                16796
                 20054              20054                21224
                 21667              21726                23020
                 21944              22004                23315
                 30000              30082                31873
                 29919              30001                31788
                 29122              29422                31515
                 30332              31447                33685
                 34776              36055                38620
                 37545              38926                41695
                 34346              37609                40580
                 42823              48693                52539
                 50726              57679                62236
                 45269              51474                55541
                 51425              60505                65403
                 49866              59679                64511
                 46667              55851                60372
                 38844              46489                50252
                 29570              39754                42973
                 29839              42755                46216
                 29086              41676                45050
                 27608              39558                42760
                 28737              41806                45385
                 28360              41699                45269
                 34032              50039                54323
                 28898              42489                46127
                 26398              39467                42992
                 28548              42683                46494
                 28763              43004                46844
                 30645              45817                49909
                 30780              46018                50128
                 44731              66877                72887
                 45914              68646                74814
                 50161              74996                81735
                 57661              86679                94468
                 55511              83489                90991
                 55591              83610                91123
                 53468              80416                92364
                 59409              90585               104044
                 53871              82356                94862
                 53333              81535                93916
                 49785              76110                87667
                 44301              70054                80692
                 36452              57642                66394
                 35188              55644                64093
                 35565              57537                66274
                 31559              51057                58810
                 11935              19310                22242
                 20430              33052                38071
                 15134              24485                28203
                 15323              24789                28554
                 25780              41707                48040
                 29220              47274                54452
                 47661              77108                88817
                 37124              65974                75993
                 47634             101157               116518

The data set forth in these graphs should not be construed as an indication of the record of a shareholder's investment in the Fund based on market prices; nor should it be construed as a representation of the future performance of the Fund's net asset value.

   * The Korea Fund, Inc. performance charts make the following key assumptions:

   1. The data have been adjusted to reflect a 200% stock dividend paid in October 1988.

   2. Investment income and capital gains reinvested at the greater of the following on the valuation date:
      (a) Net asset value per share or
      (b) 95% of the mean market price per share.

   3. No adjustments have been made for U.S. income taxes. Korean taxes are reflected.

   4. Initial $10,000 investment was made at initial public offering price and at initial net asset value price.

The Standard & Poor's 500 Stock Index is a widely followed, unmanaged index of 500 industrial, transportation, utility and financial companies widely regarded as representative of the equity market in general.

The Korea Fund, Inc.
Investment Portfolio as of December 31, 1999
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                               Principal
                                                               Amount (d)      Value ($)
------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 1.6%

Donaldson, Lufkin & Jenrette, 2.25%, to be repurchased at
  $18,207,413 on 1/3/2000** (Cost $18,204,000) .....U.S.$      18,204,000      18,204,000
                                                                              -----------
------------------------------------------------------------------------------------------
CORPORATE BONDS 1.1%

Durables 0.2%
Woosung Tire Co., 9.5%, 5/27/2002 (b) ...................   3,000,000,000       2,593,376
                                                                              -----------
Utilities 0.9%
Korea Electric Power Co., 6.375%, 12/1/2003 ........U.S.$      10,000,000       9,512,500
                                                                              -----------
Total Corporate Bonds (Cost $10,388,103) ................                      12,105,876
                                                                              -----------
------------------------------------------------------------------------------------------
CONVERTIBLE BONDS 2.5%

Consumer Staples 0.5%
Food & Beverage
Halim & Co. Ltd., 5% with 42.27% bonus interest at
  maturity, 12/31/2001 (b) (e) (g) ......................   3,400,000,000       5,221,268
                                                                              -----------
Durables 0.3%
Tires
Hankook Tire Manufacturing Co. Ltd., Zero Coupon with
  5.83% bonus interest at maturity, 12/31/2002 (b) (e) ...  1,890,000,000       3,114,788
                                                                              -----------
Manufacturing 0.1%
Containers & Paper
Dae Young Packaging Co. #20, 5% with 41.567% bonus
  interest at maturity, 12/31/2000 (b) (e) ...............   1,000,000,000      1,128,815
                                                                              -----------
Technology 0.6%
Electronic Components / Distributors 0.5%
Hyundai Electronics Industries Co. #86, Zero Coupon with
  35.54% bonus interest at
  maturity, 12/31/2000 (b) (e) ..........................   5,000,000,000       5,405,170
                                                                              -----------
Semiconductors 0.1%
D.I. Corporation, 3% with 34.44% bonus interest at
  maturity, 12/31/2000 (b) (e) ..........................   1,604,800,000       1,720,486
                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

The Korea Fund, Inc.
Investment Portfolio

------------------------------------------------------------------------------------------
                                                          Principal
                                                          Amount (d)      Value ($)
------------------------------------------------------------------------------------------

Transportation 0.1%
Marine Transportation
Hyundai Merchant & Marine Co., Zero Coupon with 34.13%
  bonus interest at
  maturity, 12/31/2000 (b) (e) .........................   1,500,000,000       1,604,682
                                                                             -----------
Utilities 0.9%
Electric Utilities
Korea Electric Power Co. #6, 5% with 9.5% bonus interest
  at maturity,
  12/31/2000 (b) (e) ...................................   9,951,000,000      10,823,743
                                                                             -----------
Total Convertible Bonds (Cost $27,590,758) .............                      29,018,952
                                                                             -----------
------------------------------------------------------------------------------------------
                                                                 Shares
------------------------------------------------------------------------------------------

PREFERRED STOCKS 5.9%

Consumer Discretionary 0.1%
Department & Chain Stores 0.1%
Shinsegae Department Store Co.* ........................          20,784       1,089,078
                                                                             -----------
Hotels & Casinos 0.0%
Hotel Shilla Co., Ltd.* ................................          32,070         147,711
                                                                             -----------
Consumer Staples 0.6%
Food & Beverage 0.6%
Cheil Jedang Corp. .....................................         100,670       4,521,506
Cheil Jedang Corp. (2nd) ...............................          50,335       2,455,798
Nam Yang Dairy Products Co., Ltd. (g) ..................           1,160         153,236
                                                                             -----------
                                                                               7,130,540
                                                                             -----------
Textiles 0.0%
BYC Co., Ltd. (g) ......................................           1,430          49,115
                                                                             -----------
Health 0.0%
Medical Supply & Specialty 0.0%
Medison Co., Ltd. ......................................          20,000         135,271
                                                                             -----------
Pharmaceuticals 0.0%
Korea Green Cross Corp. (New)* .........................           3,137          91,997
                                                                             -----------

Financial 1.4%
Insurance 0.9%
Samsung Fire & Marine Insurance Co. (g) ................         533,850       9,873,052
                                                                             -----------

    The accompanying notes are an integral part of the financial statements.

The Korea Fund, Inc.
Investment Portfolio
--------------------------------------------------------------------------------
                                               Shares     Value ($)
Other Financial Companies 0.5%
Dongwon Securities Co., Ltd. ............      185,000    1,955,086
LG Investment & Securities Co., Ltd. ....      372,600    3,412,629
                                                        -----------
                                                          5,367,715
                                                        -----------
Durables 0.3%
Automobiles
Hyundai Motor Co., Ltd. .................      360,000    2,349,273
Hyundai Motor Co., Ltd. (2nd)* ..........      238,592    1,460,339
                                                        -----------
                                                          3,809,612
                                                        -----------
Manufacturing 0.2%
Chemicals 0.2%
LG Chemical Co., Ltd. ...................      134,800    2,065,627
Oriental Chemical Industries Co., Ltd. ..        8,220       58,926
                                                        -----------
                                                          2,124,553
                                                        -----------
Diversified Manufacturing 0.0%
Kolon Industries, Inc. (2nd)* ...........       11,295       93,503
                                                        -----------

Technology 3.2%
Electronic Components / Distributors
Samsung SDI Co., Ltd. ...................       34,318      891,573
Samsung Electro-Mechanics Co., Ltd. .....      180,000    5,453,104
Samsung Electronics Co., Ltd. (f) .......      198,201   30,895,268
                                                        -----------
                                                         37,239,945
                                                        -----------
Construction 0.0%
Building Materials
Tong Yang Cement Co., Ltd. (2nd)* .......       26,119       60,266
                                                        -----------

Transportation 0.1%
Airlines
Korean Airlines Co., Ltd. ...............       80,320      543,955
Korean Airlines Co., Ltd. (2nd) .........       20,080      203,364
                                                        -----------
                                                            747,319
                                                        -----------

Total Preferred Stocks (Cost $31,357,142)                67,959,677
                                                        -----------

    The accompanying notes are an integral part of the financial statements.

The Korea Fund, Inc.
Investment Portfolio
--------------------------------------------------------------------------------

                                         Shares        Value ($)
--------------------------------------------------------------------------------
COMMON STOCKS 88.9%

Consumer Discretionary 0.7%

Department & Chain Stores 0.5%

Shinsegae Department Store Co. ......      119,014    6,016,207
                                                     ----------
Hotels & Casinos 0.2%

Hotel Shilla Co., Ltd.* .............      378,391    2,565,928
                                                     ----------
Consumer Staples 3.6%

Alcohol & Tobacco 0.4%

Korea Tobacco and Ginseng Corp. .....      200,000    4,420,960
                                                     ----------
Consumer Specialties 0.0%

Pacific Corp., Ltd. .................       20,000      352,268
                                                     ----------
Food & Beverage 2.5%

Cheil Jedang Corp. ..................       83,004    9,575,979

Halim & Co., Ltd. (g) ...............    2,808,988    6,901,876

Nam Yang Dairy Products Co., Ltd. (g)       43,390    8,330,269

Nhong Shim Co., Ltd. ................       76,164    3,380,595

Pulmuone Co., Ltd. ..................       66,471      696,614
                                                     ----------
                                                     28,885,333
                                                     ----------
Package Goods / Cosmetics 0.1%

Hankook Cosmetics Co. ...............      500,000      691,325
                                                     ----------
Textiles 0.6%

BYC Co., Ltd. (g) ...................       39,530    2,516,970

Daehan Synthetic Fiber Company* .....        2,610      103,435

Tae Kwang Industry Co., Ltd. ........       11,760    4,137,490

Vivien Corp. ........................       10,000      325,848
                                                     ----------
                                                      7,083,743
                                                     ----------
Health 1.2%

Medical Supply & Specialty 0.4%

Medison Co., Ltd. ...................      329,760    4,806,277
                                                     ----------
Pharmaceuticals 0.8%

Chong Kun Dang Corp. ................       98,644    1,737,455

Daewoong Pharmaceutical Co. .........       58,784      486,631

Korea Green Cross Corp. .............        6,785      241,105

Yuhan Corporation ...................      207,042    6,527,612
                                                     ----------
                                                     8,992,803
                                                     ----------

    The accompanying notes are an integral part of the financial statements.

The Korea Fund, Inc.
Investment Portfolio
--------------------------------------------------------------------------------

                                                            Shares        Value ($)
------------------------------------------------------------------------------------

Communications 44.2%

Cellular Telephone 40.0%
LG Information & Communication Ltd. .................        83,398     13,807,859
SK Telecom Co., Ltd. (f) ............................        59,675    213,894,540
SK Telecom Co., Ltd. (ADR) (f) ......................     6,035,930    231,628,814
                                                                     -------------
                                                                       459,331,213
                                                                     -------------

Telephone / Communications 4.2%
Dacom Corp. .........................................        65,840     33,920,211
Daum Communications Corp.* ..........................        20,000      6,807,574
GoldBank Communications, Inc. .......................        10,000         96,874
Korea Telecom Corp.* ................................        50,000      7,881,990
                                                                     -------------
                                                                        48,706,649
                                                                     -------------

Financial 9.8%

Banks 2.8%
Housing & Commercial Bank* ..........................       350,000     11,096,433
Housing & Commercial Bank (GDR)* ....................       189,997      5,652,411
Kookmin Bank ........................................       255,022      3,997,703
Koram Bank ..........................................     1,065,000      8,066,050
Shin Han Bank .......................................       267,597      2,898,673
                                                                     -------------
                                                                        31,711,270
                                                                     -------------

Insurance 5.7%
Hyundai Marine & Fire Insurance Co. .................        44,656        676,427
LG Insurance ........................................     1,071,920      4,172,511
Oriental Fire & Marine Insurance Co. ................       140,000        986,350
Samsung Fire & Marine Insurance Co. (g) .............     1,745,520     55,647,577
Samsung Fire & Marine Insurance Co. (Rights)
  (b) (g)* ..........................................       466,361      3,736,474
                                                                     -------------
                                                                        65,219,339
                                                                     -------------

Other Financial Companies 1.3%
Dongwon Securities Co., Ltd. ........................       230,000      4,962,572
Hyundai Securities ..................................        52,500      1,026,420
LG Investment & Securities Co., Ltd. ................       225,000      3,824,306
LG Investment & Securities Co., Ltd. (Rights) (b)* ..       133,336        457,957
Samsung Securities Co., Ltd. ........................       151,337      4,584,758
  (b) (g)*                                                  466,361      3,736,474
                                                                     -------------
                                                                        14,856,013
                                                                     -------------

    The accompanying notes are an integral part of the financial statements.

The Korea Fund, Inc.
Investment Portfolio
--------------------------------------------------------------------------------

                                              Shares      Value ($)
--------------------------------------------------------------------------------

Service Industries 0.8%

Miscellaneous Commercial Services
S1 Corporation .........................      219,260    3,784,673
SK Global, Ltd. ........................      172,194    2,805,450
Samsung Co., Ltd.* .....................      132,785    1,987,971
                                                        -----------
                                                         8,578,094
                                                        -----------

Durables 2.4%

Automobiles 1.4%
Hyundai Motor Co., Ltd. ................      645,743   10,236,349
Hyundai Motor Co., Ltd. (GDR)* .........      512,367    5,546,373
                                                        -----------
                                                        15,782,722
                                                        -----------

Tires 1.0%
Hankook Tire Manufacturing Co., Ltd.* ..    3,238,132    9,125,515
Woosung Tire Co.* ......................      400,000    2,177,015
                                                        -----------
                                                        11,302,530
                                                        -----------

Manufacturing 2.3%

Chemicals 1.4%
Honam Petrochemical Corp. ..............      100,000    1,400,264
Korea Chemical Co., Ltd. ...............       51,440    3,352,321
Kumho Chemicals Inc.* ..................      197,040    1,214,690
LG Chemical Co., Ltd. ..................      321,949   10,178,749
Oriental Chemical Industries Co., Ltd. .        8,185      100,916
                                                        -----------
                                                        16,246,940
                                                        -----------

Diversified Manufacturing 0.2%
Hankook Synthetics Inc.* ...............      273,638      580,773
Samsung Heavy Industries Co., Ltd.* ....      271,211    1,311,271
                                                        -----------
                                                         1,892,044
                                                        -----------

Industrial Specialty 0.1%
Hankuk Glass Industries Co., Ltd. (GDR)*      122,937      507,115
Samsung Radiator Industrial Co. ........       35,440    1,136,078
                                                        -----------
                                                         1,643,193
                                                        -----------

Machinery / Components / Controls 0.1%
HS R&A Co., Ltd. .......................      200,000    1,495,376
                                                        -----------

    The accompanying notes are an integral part of the financial statements.

The Korea Fund, Inc.
Investment Portfolio
--------------------------------------------------------------------------------

                                            Shares        Value ($)
--------------------------------------------------------------------------------

Office Equipment / Supplies 0.2%
Sindo Ricoh Co., Ltd. ..............        51,000     1,502,378
                                                     -----------
Specialty Chemicals 0.1%
Korea Fine Chemical Co. ............        83,333     1,497,132
                                                     -----------
Diversified Manufacturing 0.2%
Hyundai Heavy Industries ...........        66,587     2,521,568
                                                     -----------

Technology 16.9%

Electronic Components / Distributors
Dae Duck Electronics Co., Ltd. .....       613,056     7,288,645
LG Electronics, Inc. ...............       100,000     4,139,146
Samsung Display Devices Co. ........       265,306    11,028,131
Samsung Electro-Mechanics Co., Ltd.        816,005    54,256,607
Samsung Electronics Co., Ltd. (f) ..       500,759   117,306,820
                                                     -----------
                                                     194,019,349
                                                     -----------

Energy 1.3%

Oil & Gas Production
SK Corporation .....................       354,614    10,743,040
Ssangyong Oil Refining Co. .........       165,370     4,354,525
                                                     -----------
                                                      15,097,565
                                                     -----------

Metals & Minerals 3.3%

Steel & Metals
Pohang Iron & Steel Co., Ltd. (c) ..       164,762    19,769,989
Pohang Iron & Steel Co., Ltd. ......       169,320    18,639,366
                                                     -----------
                                                      38,409,355
                                                     -----------

Construction 1.0%

Building Materials
Asia Cement Manufacturing Co. ......        30,000       369,881
Keum Kang Co., Ltd. ................       234,337    10,834,604
                                                     -----------
                                                      11,204,485
                                                     -----------

Transportation 0.2%

Airlines 0.1%
Korean Air Lines Co., Ltd. .........        80,000       905,328
                                                     -----------
Marine Transportation 0.1%
Hyundai Merchant Marine ............       199,698     1,303,181
                                                     -----------

    The accompanying notes are an integral part of the financial statements.

The Korea Fund, Inc.
Investment Portfolio
--------------------------------------------------------------------------------

                                                Shares         Value ($)
--------------------------------------------------------------------------------

Utilities 1.2%

Electric Utilities 0.9%
Korea Electric Power Co. ..................     325,000      10,074,857
                                                          -------------
Natural Gas Distribution 0.3%
Daehan City Gas Co. .......................     117,972       1,973,992
Samchully Company .........................      31,504       1,040,423
                                                          -------------
                                                              3,014,415
                                                          -------------

Total Common Stocks (Cost $278,827,715) ...               1,020,129,840
                                                          -------------
--------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0%
   (Cost $366,367,718) (a) ................               1,147,418,345
                                                          -------------
                                                          -------------
--------------------------------------------------------------------------------

*    Non-income producing security.
** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.
(a) The cost for federal income tax purposes was $369,103,969. At December 31, 1999, net unrealized appreciation for all securities based on tax cost was $778,314,376. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $792,073,715 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,759,339.
(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $32,070,285 (2.8% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at December 31, 1999 aggregated $31,099,211. These securities may also have certain restrictions as to resale (see Note A to the Notes to Financial Statements).
(c) Investment in a Korean equity security that has met the limit for aggregate foreign ownership and for which a premium to the local stock exchange price is offered by prospective foreign investors. The aggregate premium of $1,632,187 over the local share price of $18,137,802 for this security valued by the Valuation Committee was approximately 0.1% of the Fund's net assets at December 31, 1999. The cost of this security at December 31, 1999 was $8,578,291 (see Notes A and D to the Notes to Financial Statements). Its value has been estimated by the Board of Directors in the absence of a readily ascertainable value or other market factors, respectively. However, because of the inherent uncertainty of valuation, this estimated value may differ significantly from the value that would have been used had a ready market for the security existed, and the difference could be material.
(d) Principal amount stated in Korean Won unless otherwise noted. U.S.$ represents United States Dollars.
(e) Bonus interest represents the amount available to be paid to the holder at maturity in lieu of conversion.
(f) At December 31, 1999, 51.3% of the Fund's net assets were invested in SK Telecom Co., Ltd. and Samsung Electronics Co., Ltd.
(g)  Affiliated issuers (see Note F to the Notes to Financial Statements).

    The accompanying notes are an integral part of the financial statements.

The Korea Fund, Inc.
Financial Statements
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities
December 31, 1999
------------------------------------------------------------------------------------------------
ASSETS

Investments in securities, at value:
Unaffiliated issuers (cost $320,348,873) .....................................   $ 1,054,988,508
Affiliated issuers (cost $46,018,845) ........................................        92,429,837
                                                                                 ---------------
Total investments in securities, at value (cost $366,367,718) ................     1,147,418,345
                                                                                 ---------------
Won, at value (cost $1,773,490) ..............................................         1,773,490
Receivable for proceeds from maturities ......................................         7,921,039
Dividends receivable .........................................................            83,903
Interest receivable ..........................................................           764,295
Net receivable on closed forward currency exchange contracts .................         2,432,409
Other assets .................................................................             4,535
                                                                                 ---------------
Total assets .................................................................     1,160,398,016
                                                                                 ---------------
LIABILITIES

Net payable on closed forward currency exchange contracts ....................         2,156,526
Accrued management fee .......................................................           865,204
Other accrued expenses and payables ..........................................           773,521
                                                                                 ---------------
Total liabilities ............................................................         3,795,251
                                                                                 ---------------
Net assets, at value .........................................................   $ 1,156,602,765
                                                                                 ===============
NET ASSETS

Net assets consist of:
Undistributed net investment income (loss) ...................................   $    (4,075,311)
Net unrealized appreciation (depreciation) on:
   Investments ...............................................................       781,050,627
   Won related transactions ..................................................           497,424
Accumulated net realized gain (loss) .........................................      (150,769,448)
Paid-in capital ..............................................................       529,899,473
                                                                                 ---------------
Net assets, at value .........................................................   $ 1,156,602,765
                                                                                 ===============
Net asset value per share ($1,156,602,765 / 49,999,999 shares of capital stock
   outstanding, $.01 par value, 200,000,000 shares authorized)                   $         23.13
                                                                                 ===============

    The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------------------------

The Korea Fund, Inc.
Financial Statements

-------------------------------------------------------------------------------------------
Statement of Operations
Six Months Ended December 31, 1999
-------------------------------------------------------------------------------------------

Investment Income
Dividends -- Unaffiliated issuers (net of foreign taxes withheld of $32,276)  $     316,389
Interest -- Unaffiliated issuers (net of foreign taxes withheld of $91,832)       1,968,739
Interest -- Affiliated issuers (net of foreign taxes withheld of $97,474) .         369,722
                                                                              -------------
Total income ..............................................................       2,654,850
                                                                              -------------
Expenses:
Management fee ............................................................       4,422,372
Services to shareholders ..................................................          19,592
Custodian and accounting fees .............................................         781,039
Auditing ..................................................................          60,342
Legal .....................................................................          50,265
Directors' fees and expenses ..............................................          92,487
Reports to shareholders ...................................................          35,696
Other .....................................................................          33,656
                                                                              -------------
                                                                                  5,495,449
                                                                              -------------
Net investment income (loss) ..............................................      (2,840,599)
                                                                              -------------
Realized and unrealized gain (loss) on investment transactions
Net realized gain (loss) from:
Investments ...............................................................      10,093,223
Won related transactions ..................................................       6,507,915
                                                                              -------------
                                                                                 16,601,138
                                                                              -------------
Net unrealized appreciation (depreciation) during the period on:
Investments ...............................................................     259,882,646
Won related transactions ..................................................      (3,226,437)
                                                                              -------------
                                                                                256,656,209
                                                                              -------------
Net gain (loss) on investment transactions ................................     273,257,347
                                                                              -------------
Net increase (decrease) in net assets resulting from operations ...........   $ 270,416,748
                                                                              =============

    The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------------------

The Korea Fund, Inc.
Financial Statements

------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------------------------
                                                                              Six Months ended        Year ended
Increase (Decrease) in Net Assets                                            December 31, 1999      June 30, 1999
------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...............................................   $    (2,840,599)   $     1,768,343
Net realized gain (loss) on investment transactions ........................        16,601,138        (55,288,163)
Net unrealized appreciation (depreciation) on investment transactions
   during the period .......................................................       256,656,209        658,430,907
                                                                               ---------------    ---------------
Net increase (decrease) in net assets resulting from operations ............       270,416,748        604,911,087
                                                                               ---------------    ---------------
Increase (decrease) in net assets ..........................................       270,416,748        604,911,087
Net assets at beginning of period ..........................................       886,186,017        281,274,930
                                                                               ---------------    ---------------
Net assets at end of period (including undistributed net investment income (loss) of $(4,075,311) and accumulated distributions in excess of net
investment income of $1,234,712, respectively) .............................   $ 1,156,602,765    $   886,186,017
                                                                               ===============    ===============

Other Information
Increase (decrease) in Fund Shares
Shares outstanding at beginning of period ..................................        49,999,999         49,999,999
                                                                               ---------------    ---------------
Shares issued to shareholders in reinvestment of distributions .............              --                 --
                                                                               ---------------    ---------------
Net increase (decrease) in Fund shares .....................................              --                 --
                                                                               ---------------    ---------------
Shares outstanding at end of period ........................................        49,999,999         49,999,999
                                                                               ===============    ===============

    The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------------------------------------------

The Korea Fund, Inc.
Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements and market price data.


                                           Six Months Ended                        Years Ended June 30,
                                              December 31,     ---------------------------------------------------------
                                                  1999          1999       1998        1997        1996       1995
------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance

Net asset value, beginning of period .........   $      17.72   $     5.63$    13.22 $    18.52 $    19.89 $    18.66
                                                     ---------      -------   -------    -------    -------    -------
Income from investment operations
Net investment income (loss) (a) .............           (.06)         .04       .07        .07        .02       (.02)
Net realized and unrealized gain (loss) on
   investment transactions ...................           5.47        12.05     (7.66)     (4.48)      (.97)      2.42
                                                     ---------      -------   -------    -------    -------    -------
Total from investment operations .............           5.41        12.09     (7.59)     (4.41)      (.95)      2.40
                                                     ---------      -------   -------    -------    -------    -------
Less distributions from:
Net investment income ........................        --           --        --         --            (.06)   --
Net realized gains on investment transactions         --           --        --            (.60)      (.36)      (.15)
                                                     ---------      -------   -------    -------    -------    -------
Total distributions ..........................        --           --        --            (.60)      (.42)      (.15)
                                                     ---------      -------   -------    -------    -------    -------
Antidilution (dilution) resulting from the
   rights offering (1997 and 1995), and
   reinvestment of distributions for shares at
   market value                                       --           --        --            (.29)   --           (1.02)
                                                     ---------      -------   -------    -------    -------    -------
Net asset value, end of period ...............   $      23.13   $    17.72$     5.63 $    13.22 $    18.52 $    19.89
                                                     =========      =======   =======    =======    =======    =======
Market value, end of period ..................   $      17.00   $    14.88$     6.31 $    14.75 $    21.13 $    19.63
                                                     =========      =======   =======    =======    =======    =======
Total Return
Per share market value (%) ...................          14.29**     135.64    (57.20)    (26.11)      9.73      (5.43)
Per share net asset value (%) (b) ............          30.53**     214.74    (57.41)    (24.40)     (5.09)     13.00
Ratios to Average Net Assets and Supplemental
   Data
Net assets, end of period ($ millions) .......          1,157          886       281        661        689        735
Ratio of expenses (%) ........................           1.23*        1.36      1.38       1.28       1.28       1.32
Ratio of net investment income (loss) (%) ....            .37          .90       .46        .10       (.10)      (.32)(c)**
Portfolio turnover rate (%) ..................            27*           10        24         13         33         11

(a)  Based on monthly average of shares outstanding during each period.
(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(c) The ratio for the six months ended December 31, 1999 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year (Note A).
*    Annualized
**   Not annualized

The Korea Fund, Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies
   -------------------------------

The Korea Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on the U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Money Market investments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

At December 31, 1999 the exchange rate for Korean Won was U.S. $.00088 to W 1.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Dividend Income. Korean-based corporations have generally adopted calendar year-ends, and their corporate actions are normally approved by their boards of directors and shareholders in the first quarter of each calendar year. Accordingly, dividend income from Korean equity investments is earned and received by the Fund primarily in the first calendar quarter of each year. As a result, the Fund, which has a June 30 year end, receives substantially less dividend income in the first half of its year than in the second half of such year.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date

The Korea Fund, Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. In addition, from November 1, 1998 through June 30, 1999, the Fund incurred approximately $2,854,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending June 30, 2000. At June 30, 1999, the Fund had a net tax basis capital loss carryforward of approximately $162,828,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2006 ($14,335,000) and June 30, 2007 ($148,493,000), the respective expiration dates, whichever occurs first.

Under the United States-Korea Income Tax Treaty (the "Treaty"), as presently in effect, the government of Korea imposes a nonrecoverable withholding tax and resident tax aggregating 16.5% on dividends and 13.2% on interest earned by the Fund from Korean issuers. Under the Treaty, there is no Korean withholding tax on realized capital gains.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated investments and certain securities sold at a loss and forward contracts. As a result, net investment income (loss), net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Subscriptions for New Shares. As part of their annual corporate action matters, certain Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription. The Fund follows a policy of subscribing to new share offerings by Korean companies.

Investment Transactions and Investment Income. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities
   ---------------------------------

During the six months ended December 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $119,550,958 and $135,806,759, respectively.

The Korea Fund, Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

C. Related Parties
   ---------------

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Manager"), the Manager directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.15% of the Fund's month-end net assets up to and including $50,000,000, 1.10% of such net assets on the next $50,000,000, 1% of such net assets on the next $250,000,000, 0.95% of such net assets on the next $400,000,000, and 0.90% of such net assets in excess of $750,000,000. For the six months ended December 31, 1999, the fee pursuant to such Agreement amounted to $4,422,372 which was equivalent to an annual effective rate of 0.97% of the Fund's average month-end net assets.

Under the Agreement, the Manager pays Daewoo Capital Management Co., Ltd. (the "Korean Adviser") a monthly fee, equal to an annual rate of 0.2875% of the first $50,000,000 of the Fund's month-end net assets, 0.275% of such net assets on the next $50,000,000, and 0.25% of such net assets on the next $250,000,000, 0.2375%
of such net assets on the next $400,000,000, and 0.225% of such net assets in excess of $750,000,000.

For the six months ended December 31, 1999, there were no brokerage commissions on investment transactions paid by the Fund to Daewoo Securities Co., Ltd., the parent company of the Korean Adviser.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, provides shareholder communications services for the Fund. For the six months ended December 31, 1999 the amount charged to the Fund by SSC aggregated $7,500.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended December 31, 1999, the amount charged to the Fund by SFAC aggregated $203,810, of which $35,573 is unpaid at December 31, 1999.

The Fund pays each Director not affiliated with the Manager or the Korean Adviser $6,000 annually plus specified amounts for attended board and committee meetings. For the six months ended December 31, 1999, Directors' fees and expenses amounted to $92,487.

D. Foreign Investment and Exchange Controls in Korea
   -------------------------------------------------

The Foreign Exchange Transaction Act, the Presidential Decree relating to such Act and the regulations of the Minister of Finance and Economy issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. The Fund has obtained from the Minister of Finance and Economy a license to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gain from, its investments in Korean securities or to repatriate from investment principal up to 10% of the net asset value (taken at current value) of the Fund (except upon termination of the Fund, or for expenses in excess of Fund income, in which case the foregoing restriction shall not apply). The Minister of Finance and Economy may, when it deems it to be in the public interest, modify the Fund's license to invest in Korean securities or, according to the terms of the license, revoke it in the event of the Fund's noncompliance with conditions of the license or a material violation of Korean law. The Minister of Finance and Economy may issue orders when it deems that transactions can not be normally concluded due to natural disaster, warfare, uprising, sudden change in economic conditions, or other incidents similar thereto, or order the temporary

The Korea Fund, Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

closing of the securities market or take other necessary measures. Under the Foreign Exchange Transaction Act, the Minister of Finance and Economy has the power, with prior public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

In 1998, the Korean Minister of Finance and Economy and the FSC abolished certain restrictions with respect to investing in equity securities of Korean companies listed on the Korea Stock Exchange, with the exception of certain designated public corporations and telecommunication corporations. As of December 31, 1999, two of the Fund's holdings had ownership limits still in place: Pohang Iron & Steel, which had a foreign ownership limit of 30%, and SK Telecom, which had a foreign ownership limit of 49%.

E. Investing in the Korean Market
   ------------------------------

Investing in the Korean market may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currency, high rates of inflation, Korean taxes, repatriation restrictions on income and capital, corporate bankruptcy and future adverse political and economic developments.

Moreover, securities issued in this market may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

At December 31, 1999, included in receivable for proceeds from maturities in the statement of assets and liabilities is $1,006,091 (0.09% of net assets) due from a company in the process of restructuring its debt. This amount has been valued in good faith by the Valuation Committee of the Board of Directors.

F. Transactions in Securities of Affiliated Issuers
   ------------------------------------------------

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions during the period with companies which are or were affiliates are as follows:

                                         Purchases           Sales
              Affiliate                   Cost ($)         Cost ($)         Income ($)        Value ($)
------------------------------------------------------------------------------------------------------------
BYC Co., Ltd.                                     --       2,315,284                --         2,566,085
Halim & Co., Ltd.*                                --              --           369,722        12,123,144
Nam Yang Dairy Products Co.                       --              --                --         8,483,505
Samsung Fire & Marine Insurance Co.               --       3,995,159                --        69,257,103
                                      --------------   -------------     -------------    --------------
                                                  --       6,310,443           369,722        92,429,837
                                      ==============   =============     =============    ==============

* In December 1999 the Fund elected to convert a bond into shares of common stock.

G. Line of Credit
   --------------

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

The Korea Fund, Inc.
Report of Independent Accountants10.
--------------------------------------------------------------------------------

To the Board of Directors and the Shareholders of The Korea Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Korea Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
February 23, 2000

The Korea Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
--------------------------------------------------------------------------------

The Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through EquiServe, the Plan Agent.

Automatic Participation

   Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

   Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by EquiServe, as dividend paying agent.

Shares Held by a Nominee

   If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

   If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the mean market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the stockholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

   Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent

The Korea Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
--------------------------------------------------------------------------------

not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $0.75 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

   The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

   You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: The Korea Fund Dividend Reinvestment and Cash Purchase Plan, c/o EquiServe, P.O. Box 8200, Boston, MA 02266-8200,
1-800-426-5523.

The Korea Fund, Inc.
Stockholder Meeting Results
--------------------------------------------------------------------------------

The Annual Meeting of Stockholders of The Korea Fund, Inc. (the "Fund") was held on October 20, 1999 at the office of Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY 10154. At the Meeting the following matters were voted upon by the stockholders and the resulting votes are presented below.

1. To elect three Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.


                                                                 Number of Votes:
                                                                 ----------------
        Director (Class I)                     For                  Withheld           Broker Non-Votes*
        --------                               ---                  --------           -----------------

        Robert J. Callander                25,555,985              1,251,180                   0

        Tai Ho Lee                         25,509,178              1,297,986                   0

        Kesop Yun                          26,467,503               339,662                    0

2. To ratify or reject the action taken by the Board of Directors in selecting PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending June 30, 2000.

                                Number of Votes:
                                ----------------
           For            Against          Abstain           Broker Non-Votes*
           ---            -------          -------           -----------------

       26,647,201          83,759           76,205                   0

--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

The Korea Fund, Inc.
Officers and Directors
--------------------------------------------------------------------------------

JURIS PADEGS*
Chairman of the Board and Director

ROBERT J. CALLANDER
Director

WILLIAM H. GLEYSTEEN, JR.
Honorary Director

DR. SANG C. LEE
Director

TAI HO LEE
Director

WILSON NOLEN
Director

HUGH T. PATRICK
Director

KESOP YUN
Director

SIDNEY M. ROBBINS
Emeritus Founding Director

NICHOLAS BRATT*
President

BRUCE H. GOLDFARB*
Vice President and Assistant Secretary

JUDITH A. HANNAWAY*
Vice President

DANIEL Y. K. KWAK
Vice President

JOHN J. LEE*
Vice President

ANN M. McCREARY*
Vice President

DONG WOOK PARK
Vice President

JOHN MILLETTE*
Vice President and Secretary

KATHRYN L. QUIRK*
Vice President and Assistant Secretary

JOHN R. HEBBLE*
Treasurer

CAROLINE PEARSON*
Assistant Secretary

* Scudder Kemper Investments, Inc.